                                                                   EXHIBIT 24
                         FIRST MOLINE FINANCIAL CORP.

                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                                  /s/ JOHN A BECKER
                                                  ----------------------
                                                    John A. Becker

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                                  /s/ WILLIAM H. RISCH
                                                  ----------------------
                                                    William H. Risch

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 24th day of October, 1994.



                                                  /s/ MICHAEL E. BATTEN
                                                  ----------------------
                                                    Michael E. Batten

                                                                   EXHIBIT 24
                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                  /s/ GEORGE M. CHESTER, JR.
                                                  ----------------------
                                                    George M. Chester, Jr.

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                  /s/ ROGER H. DERUSHA
                                                  ----------------------
                                                    Roger H. Derusha

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                                  /s/ JAMES L. FORBES
                                                  ----------------------
                                                    James L. Forbes

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of October, 1994.



                                                  /s/ HOLMES FOSTER
                                                  ----------------------
                                                    Holmes Foster

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 16th day of October, 1994.



                                                  /s/ JOSEPH F. HEIL, JR.
                                                  ----------------------
                                                    Joseph F. Heil, Jr.

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 16th day of October, 1994.



                                                  /s/ JOHN H. HENDEE, JR.
                                                  ----------------------
                                                    John A. Hendee, Jr.

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                  /s/ JERRY M. HIEGEL
                                                  ----------------------
                                                    Jerry M. Hiegel

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                                  /s/ JOSEPH F. HLADKY
                                                  ----------------------
                                                    Joseph F. Hladky, III

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of October, 1994.



                                                  /s/ JAMES H. KEYES
                                                  ----------------------
                                                    James H. Keyes

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                  /s/ SHELDON B. LUBAR
                                                  ----------------------
                                                    Sheldon B. Lubar

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 25th day of October, 1994.



                                                  /s/ DANIEL F. McKEITHAN, JR.
                                                  ----------------------------
                                                    Daniel F. McKeithan, Jr.

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 17th day of October, 1994.



                                                  /s/ GEORGE W. MEAD, II
                                                  ----------------------
                                                    George W. Mead, II

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                  /s/ GUY A. OSBORN
                                                  ------------------
                                                      Guy A. Osborn

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 20th day of October, 1994.



                                                  /s/ JUDITH D. PYLE
                                                  ------------------
                                                      Judith D. Pyle

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp. pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 18th day of October, 1994.



                                                  /s/  CLIFFORD V. SMITH, JR.
                                                  ---------------------------
                                                    Clifford V. Smith, Jr.

                                                                   EXHIBIT 24

                         FIRST MOLINE FINANCIAL CORP.


                      POWER OF ATTORNEY WITH RESPECT TO
                            REGISTRATION STATEMENT
                           COVERING COMMON STOCK OF
                             FIRSTAR CORPORATION



KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, Howard H. Hopwood, William H. Risch and William J. Schulz, and each of them, severally, his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise) any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement relating to the issuance of Common Stock, $1.25 par value, of Firstar Corporation and associated preferred stock purchase rights in connection with the acquisition of First Moline Financial Corp.
pursuant to and in accordance with an Agreement and Plan of Reorganization and related Plan of Merger entered into by Firstar Corporation, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or by attesting the seal of Firstar Corporation, or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Proxy Statements-Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has signed his or her name hereto on the 28th day of October, 1994.



                                                  /s/  WILLIAM W. WIRTZ
                                                  ----------------------
                                                    William W. Wirtz